AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 3 (the “Amendment”) to the Agreement and Plan of Merger, dated as of December 20, 2014, by and among Shorai, Inc., a Nevada corporation (the “Company”), Neah Power Systems, Inc., a Nevada Corporation (“Parent”), Neah Merger Corp., a Nevada corporation, Neah Merger Corp. II, a Nevada corporation, and the stockholders of the Company listed on Schedule A thereto (as amended by that certain Amendment to Agreement and Plan of Merger dated as of March 4, 2015, and that certain Amendment No. 2 to Agreement and Plan of Merger dated as of April 17, 2015, the “Agreement”), is effective as of May __, 2015.  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

W I T N E S S E T H:

WHEREAS, the parties to the Agreement wish to amend certain provisions of the Agreement; and

WHEREAS, the Agreement may not be amended or modified except by an instrument in writing approved by the parties to the Agreement and signed on behalf of each of the parties thereto.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree and acknowledge that the Agreement remains in full force and effect and enforceable against each of the parties as modified by this Amendment, and to amend the Agreement and provide for additional payments as set forth below:

1.

Amendments to Agreement.

(a)

Section 2.1(c) of the Agreement is hereby amended by deleting “May 14, 2015” and replacing it with “June 15, 2015.”

(b)

Section 8.1 of the Agreement is hereby amended by deleting “May 14, 2015” where it appears in each of Subsections 8.1(b)(i), 8.1(c)(i), and 8.1(d), and replacing it in each such Subsection with “June 15, 2015.”

2.

Acknowledgment.  Parent hereby acknowledges that:

(a) the Company has attained the Milestone described in Section 2.5(b) of the Agreement and as a result no Parent Shares payable to the Company pursuant to Section 2.5(a)(ii) are or will be subject to forfeiture thereunder; and

(b) the closing price of the Parent Common Stock (as reported on the OTC BB) was not at or above $0.015 for any 10 consecutive trading days during the Reset Period and, therefore, in accordance with Section 2.5(a)(ii) of the Agreement, the Conversion Rate is adjusted to $0.0175.

Company hereby acknowledges that:

(a) Section 8.2 of the Agreement is deleted in its entirety pursuant to Company receipt of timely Additional Payment in full as agreed to in Amendment 2.

3.

Governing Law; Effect of Amendment.  This Amendment shall be governed by and construed under the laws of the State of Nevada, without regard to conflicts of laws principles.  Except as specifically set forth in this Amendment, the Agreement remains in full force and effect, unmodified in any way.

4.

Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall be considered one and the same agreement.

5.

Entire Agreement.  The Agreement, this Amendment and the documents referred to herein and therein constitute the entire agreement among the parties.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 as of the date first above written.

PURCHASER

SHORAI, INC. By:_________________________________ Name: David Radford Title: Chief Executive Officer

SHORAI SHAREHOLDERS ______________________________________ David Radford ______________________________________ Kevin Riley ______________________________________ James McCormick

NEAH POWER SYSTEMS, INC. By:_________________________________ Name: Gerard D’Couto Title: Chief Executive Officer

NEAH MERGER CORP.

By:_________________________________

Name: Gerard D’Couto

Title: Chief Executive Officer

NEAH MERGER CORP. II

By:_________________________________

Name: Gerard D’Couto

Title: Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT TO MERGER AGREEMENT]